UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature] — 8/20/16

Signature of Authorized Individual* — Date

Rebecca Flick
Printed Name of Authorized Individual

EVP/CFO/Treasurer/Corp Secy
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re HANCOCK FABRICS, INC., et al.
Debtor
(in $000s)

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[1]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	19,223	19,223	3,900
RECEIPTS			
CASH SALES	2,049	2,049	37,987
ACCOUNTS RECEIVABLE	9,737	9,737	168,099
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	0	0	(0)
OTHER (ATTACH LIST)	0	0	68,867
TRANSFERS (FROM DIP ACCTS)	0	0	(0)
		0	0
TOTAL RECEIPTS	11,786	11,786	274,953
DISBURSEMENTS			
NET PAYROLL	1,814	1,814	16,170
PAYROLL TAXES	567	567	5,338
SALES, USE, & OTHER TAXES	2,813	2,813	15,362
INVENTORY PURCHASES	94	94	16,263
SECURED/ RENTAL/ LEASES	1,065	1,065	8,196
INSURANCE	410	410	3,581
ADMINISTRATIVE	709	709	7,170
SELLING	6	6	923
OTHER (ATTACH LIST)	8,094	8,094	108,684
NET LOAN PAYDOWN	0	0	74,008
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	0	0	(0)
PROFESSIONAL FEES [2]	1,011	1,011	8,677
U.S. TRUSTEE QUARTERLY FEES	54	54	110
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	16,638	16,638	264,482
NET CASH FLOW	(4,852)	(4,852)	10,470
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	14,371	14,371	14,371

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$16,638
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	($8,048)
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	($2,865)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$5,724

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

OTHER DISBURSEMENTS	AMOUNT	
COMMON CARRIER	31	
PAYMENTS MADE TO LIQUIDATOR (GA)	8,048	
PROF FEES (ORINARY COURSE)	15	
Total Other Disbursements	8,094	

OTHER CASH RECEIPTS		
	0	
Total Other Cash Receipts	0	

	(in $000's)							
	16-10296 Hancock Fabrics, Inc.	16-10297 Hancock Fabrics, LLC	16-10299 hancockfabrics.com, Inc.	16-10301 HF Merchandising, Inc.	16-10302 HF Resources, Inc.	16-10300 HF Enterprises, Inc.	16-10298 Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 17,357	$ 1,040	$ 401	$ 426	$ -	$ -	$ -	$ 19,223
Total Reciepts	$ 10,641	$ 638	$ 246	$ 261	$ -	$ -	$ -	$ 11,786
Disbursements	$ 5,168	$ 310	$ 119	$ 127	$ -	$ -	$ -	$ 5,724
Sales Paid to Liquidator	$ 7,267	$ 435	$ 168	$ 178	$ -	$ -	$ -	$ 8,048
Disb made on behalf of Liquidator	$ 2,587	$ 155	$ 60	$ 63	$ -	$ -	$ -	$ 2,866
Estate Disb Made By Outside Sources	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Cash Flow	$ (4,381)	$ (263)	$ (101)	$ (107)	$ -	$ -	$ -	$ (4,852)
Cash End of Month	$ 12,976	$ 777	$ 300	$ 318	$ -	$ -	$ -	$ 14,371

Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

Major	Minor	Location	Account Name	Category	P6 2016	
401	11	999	Petty Cash Stores	Petty Cash	39,736.96	
402	11	999	BancorpSouth - Concentration	Corporate Bank Accounts	25,446.14	
402	31	999	BancorpSouth - Elavon/GECC	Corporate Bank Accounts	200,000.00	
402	41	999	Wells Fargo - TX Ad Valorem	Corporate Bank Accounts	250,000.00	
402	51	999	Wells Fargo - Operating	Corporate Bank Accounts	9,987,688.80	
402	61	999	Wells Fargo - Utility Account	Corporate Bank Accounts	371,260.00	
402	71	999	BancorpSouth - Operating Acct.	Corporate Bank Accounts	346,735.16	
402	81	999	BancorpSouth - Accounts Payable	Corporate Bank Accounts	398,400.36	
402	91	999	Wells Fargo - Consignment Escrow	Corporate Bank Accounts	2,261,136.69	
402	101	999	BancorpSouth - Admin Payroll	Corporate Bank Accounts	94,807.56	
402	131	999	BancorpSouth - Hourly Payroll	Corporate Bank Accounts	101,925.87	
402	511	999	PNC Bank Resources	Corporate Bank Accounts	8,110.15	
402	521	999	PNC Bank Enterprises	Corporate Bank Accounts	10,716.48	14,056,227.21
404	11	1025	Store Bank Accounts	Store Bank Accounts	387.64	
404	11	1031	Store Bank Accounts	Store Bank Accounts	6,822.04	
404	11	1055	Store Bank Accounts	Store Bank Accounts	132.05	
404	11	1060	Store Bank Accounts	Store Bank Accounts	13,361.48	
404	11	1090	Store Bank Accounts	Store Bank Accounts	15,684.33	
404	11	1127	Store Bank Accounts	Store Bank Accounts	5,065.21	
404	11	1146	Store Bank Accounts	Store Bank Accounts	(22,879.30)	
404	11	1249	Store Bank Accounts	Store Bank Accounts	(1,578.41)	
404	11	1285	Store Bank Accounts	Store Bank Accounts	329.67	
404	11	1294	Store Bank Accounts	Store Bank Accounts	13,936.45	
404	11	1543	Store Bank Accounts	Store Bank Accounts	11,390.33	
404	11	1621	Store Bank Accounts	Store Bank Accounts	6,912.08	
404	11	1668	Store Bank Accounts	Store Bank Accounts	5,066.71	
404	11	1674	Store Bank Accounts	Store Bank Accounts	21,736.01	
404	11	1675	Store Bank Accounts	Store Bank Accounts	1,356.92	
404	11	1685	Store Bank Accounts	Store Bank Accounts	4,530.75	
404	11	1696	Store Bank Accounts	Store Bank Accounts	162,019.64	
404	11	1702	Store Bank Accounts	Store Bank Accounts	15,808.09	
404	11	1769	Store Bank Accounts	Store Bank Accounts	7,606.54	
404	11	6049	Store Bank Accounts	Store Bank Accounts	2,420.69	
404	11	6193	Store Bank Accounts	Store Bank Accounts	4,681.69	274,790.61
CASH - END OF MONTH (MOR-1)					14,370,754.78	
405	11		Store Credit Cards	Store Credit Card Accounts	3,936.80	
UNRESTRICTED CASH AND EQUIVALENTS (MOR-3)					**14,374,691.58**	

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	BancorpSouth - Concentration	BancorpSouth - Elavon/GECC	BancorpSouth - Operating Acct.	BancorpSouth - Admin Payroll
Balance per books	**25,446.14**	**200,000.00**	**346,735.16**	**94,807.56**
Bank Balance	**21,640.96**	**200,000.00**	**354,985.63**	**71,148.43**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Reclass of Oustanding Checks to A/P	0.00	0.00	0.00	0.00
Unposted GL Entries	3,805.18	0.00	-8,250.47	23,659.13
Adjusted Bank Balance	**25,446.14**	**200,000.00**	**346,735.16**	**94,807.56**
Deposits in Transit				
Outstanding Checks				

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	BancorpSouth - Hourly Payroll	Wells Fargo Bank-HF Resources	Wells Fargo Bank-HF Enterprises	DIP-TX Ad Valorem
Balance per books	**101,925.87**	**8,110.15**	**10,716.48**	**250,000.00**
Bank Balance	**72,297.30**	**8,110.15**	**10,716.48**	**250,000.00**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Reclass of Oustanding Checks to A/P	0.00			
Unposted GL Entries	29,628.57	0.00	0.00	0.00
Adjusted Bank Balance	**101,925.87**	**8,110.15**	**10,716.48**	**250,000.00**
Deposits in Transit				
Outstanding Checks				

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	Wells Fargo Bank-DIP-Utility Deposits	Wells Fargo Bank-DIP-Operating	Wells Fargo Bank-DIP-Consignment
Balance per books	371,260.00	9,987,688.80	2,261,136.69
Bank Balance	371,260.00	9,987,688.80	2,261,136.69
Deposits in Transit	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00
Reclass of Oustanding Checks to A/P			
Unposted GL Entries	0.00		0.00
Adjusted Bank Balance	371,260.00	9,987,688.80	2,261,136.69
Deposits in Transit			
Outstanding Checks			

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

		BancorpSouth-Accounts Payable
Balance per books		**398,400.36**
Bank Balance		**398,400.36**
Deposits in Transit		0.00
In-Transit Sweeps		0.00
Outstanding Checks		-348,471.63
Deposits in Op Account		0.00
Reclass of Oustanding Checks to A/P		348,471.63
Unposted GL Entries		0.00
Adjusted Bank Balance		**398,400.36**
Deposits in Transit	**Date**	**Amount**
		0.00
Outstanding Checks	**Check No.**	**Amount**
	122127	216.00
	122141	106.62
	122161	111.18
	122170	8.01
	122187	96.40
	122188	17.49
	122208	23.60
	122233	72.00
	122246	35.54
	122287	24.00
	122298	35.54
	122325	45.66
	122337	15.77
	122345	72.00
	122359	35.54
	122833	22.50
	122881	72.00
	122892	35.54
	123114	24.00
	123139	35.54
	123192	8.70

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

BancorpSouth-Accounts Payable	
123197	16,336.06
123274	10.08
123536	1,558.24
123560	305.90
123616	660.00
123904	20.00
124071	6,000.00
124255	2,500.00
124371	109.50
124575	37.50
124601	89.90
124681	7,839.16
125026	12.00
125138	62.21
125433	454.61
125797	20.00
126518	52.85
126544	2,140.78
126595	1,917.54
127004	11.88
127070	64.54
127107	561.20
127109	60.89
127118	49.53
127134	1,932.20
127140	95.75
127142	6,436.11
127160	2,441.81
127161	23.58
127163	2,347.57
127181	6,200.08
127184	111.30
127194	5,282.94
127197	2,966.98
127198	5,308.54
127199	1,326.57
127200	11.58
127201	43.48
127202	83.10
127203	166.44
127204	616.15

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

BancorpSouth-Accounts Payable	
127205	1,906.72
127206	125.56
127207	192.72
127208	924.00
127209	2,103.07
127210	39.61
127211	56.15
127212	119.02
127213	43.91
127214	214.49
127215	3,525.65
127216	16.69
127217	59.99
127218	147.37
127219	55.10
127220	37.56
127221	1,299.90
127222	236.39
127223	590.09
127224	710.81
127225	76.48
127226	26.00
127227	1,738.13
127228	30.69
127229	2,283.13
127230	1,310.01
127231	1,926.02
127232	800.00
127233	6.55
127234	1,609.04
127235	1,955.25
127236	448.00
127237	229.05
127238	1,968.63
127239	91.34
127240	114.12
127241	3,020.10
127242	46.23
127243	667.72
127244	119,012.41
127245	67.20

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

BancorpSouth-Accounts Payable	
127246	334.43
127247	1,868.15
127248	294.00
127249	104.61
127250	1,882.01
127251	8,233.41
127252	409.56
127253	180.24
127254	3,570.26
127255	132.24
127256	18.73
127257	2,583.11
127258	1,253.08
127259	1,345.52
127260	32.53
127261	1,190.15
127262	1,765.48
127263	1,905.06
127264	17,965.24
127265	394.75
127266	427.73
127267	3,683.72
127268	30.48
127269	20.00
127270	4,440.72
127271	54,375.00
127272	1,195.15
127273	12.32
127274	100.03
127275	6.07
127276	15.04
127277	4,784.94
127278	21.87
127279	2,655.69
127280	64.29
127281	3,891.67
127282	71.27
	348,471.63

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	1025	1031	1055
	Simmons First National Bank	Wells Fargo	Regions
Balance per books	**387.64**	**6,822.04**	**132.05**
Bank Balance	**387.64**	**0.00**	**0.00**
Deposits in Transit	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00
Unposted GL Entries	0.00	6,822.04	132.05
Adjusted Bank Balance	**387.64**	**6,822.04**	**132.05**
Deposits in Transit			
	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	1060	1090	1127	1146
	JP Morgan Chase	BancFirst	First Bank	Wells Fargo (Wachovia)
Balance per books	**13,361.48**	**15,684.33**	**2,087.89**	**-22,879.30**
Bank Balance	**0.00**	**15,998.11**	**5,065.21**	**0.00**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	13,361.48	-313.78	-2,977.32	-22,879.30
Adjusted Bank Balance	**13,361.48**	**15,684.33**	**2,087.89**	**-22,879.30**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	1249	1285	1294	1543
	Wells Fargo LLC	SunTrust Bank	Bank of Oklahoma	Commerce Bank
Balance per books	**-1,578.41**	**329.67**	**13,936.45**	**11,390.33**
Bank Balance	**0.00**	**329.67**	**13,935.95**	**11,390.33**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	-1,578.41	0.00	0.50	0.00
Adjusted Bank Balance	**-1,578.41**	**329.67**	**13,936.45**	**11,390.33**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	1621	1668	1674	1675
	First National Bank	American National Bank	BancFirst	BMO Harris Bank
Balance per books	**6,912.08**	**5,066.71**	**21,736.01**	**1,356.92**
Bank Balance	**6,862.58**	**5,066.60**	**21,736.01**	**1,356.88**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	49.50	0.11	0.00	0.04
Adjusted Bank Balance	**6,912.08**	**5,066.71**	**21,736.01**	**1,356.92**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	1685	1696	1702	1769
	First Merit Bank	PNC Bank	US Bank	Commercial National Bank
Balance per books	**4,530.75**	**162,019.64**	**15,808.09**	**7,606.54**
Bank Balance	**4,505.75**	**162,019.64**	**15,808.09**	**7,606.54**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	25.00	0.00	0.00	0.00
Adjusted Bank Balance	**4,530.75**	**162,019.64**	**15,808.09**	**7,606.54**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

	6049	6193
	Genoa Bank	Associated Bank N.A.
Balance per books	**2,420.69**	**4,681.69**
Bank Balance	**2,420.69**	**4,681.69**
Deposits in Transit	0.00	0.00
In-Transit Sweeps	0.00	0.00
Outstanding Checks	0.00	0.00
Deposits in Op Account	0.00	0.00
Unposted GL Entries	0.00	0.00
Adjusted Bank Balance	**2,420.69**	**4,681.69**
Deposits in Transit		
	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check Number	Check Date	Amount Paid Fees	Amount Paid Expenses	Year-To-Date Fees	Year-To-Date Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	151034	03/13/16			200	0
Case Professionals			HANCOCK FABRICS, INC., et al.	173688	03/23/16			295	0
Case Professionals			HANCOCK FABRICS, INC., et al.	156175	03/26/16			295	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/04/16			170	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			103	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			170	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/18/16			170	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/25/16			170	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			120	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			100	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			3	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			400	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			95	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			18	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/06/16			18	69
Case Professionals			HANCOCK FABRICS, INC., et al.		04/08/16			172	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/13/16			11	65
Case Professionals			HANCOCK FABRICS, INC., et al.		04/15/16			172	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/20/16			28	33
Case Professionals			HANCOCK FABRICS, INC., et al.		04/22/16			104	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/25/16			100	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/25/16			33	33
Case Professionals			HANCOCK FABRICS, INC., et al.		04/29/16			161	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/23/16			94	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/06/16			75	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/13/16			75	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/19/16			75	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/23/16			270	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/26/16			99	310
Case Professionals			HANCOCK FABRICS, INC., et al.		06/24/16			281	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/17/16			206	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/13/16			61	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/10/16			239	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/03/16			195	2
Case Professionals			HANCOCK FABRICS, INC., et al.		06/14/16			100	3
Case Professionals			HANCOCK FABRICS, INC., et al.		06/27/16			62	120
Case Professionals			HANCOCK FABRICS, INC., et al.		06/23/16			3	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/03/16			75	2
Case Professionals			HANCOCK FABRICS, INC., et al.		07/05/16	300		300	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/08/16	142		142	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/15/16	146		146	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/22/16	146		146	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/29/16	274		274	0
			Totals			1,011	0	5,920	653

Note: Includes amounts paid to professionals for escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

STATEMENT OF OPERATIONS
(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	8,246	191,324
Less: Returns and Allowances	117	117
Net Revenue	**$8,363**	**$191,441**
COST OF GOODS SOLD		
Beginning Inventory	16,467	95,238
Add: Purchases	(1,881)	22,467
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(0)	(0)
Cost of Goods Sold	14,585	117,705
Gross Profit	(6,222)	73,736
OPERATING EXPENSES		
Advertising	8	1,294
Auto and Truck Expense	2	28
Bad Debts	(0)	4
Contributions	(0)	(0)
Employee Benefits Programs	91	1,405
Insider Compensation*	112	1,185
Insurance	91	1,300
Management Fees/Bonuses	9	155
Office Expense	64	456
Pension & Profit-Sharing Plans	236	988
Repairs and Maintenance	194	1,062
Rent and Lease Expense	(1,487)	6,456
Salaries/Commissions/Fees	1,113	17,382
Supplies	1	681
Taxes - Payroll	151	1,671
Taxes - Real Estate	25	1,760
Taxes - Other	35	318
Travel and Entertainment	10	276
Utilities	379	3,262
Other (attach schedule)	42	4,364
Total Operating Expenses Before Depreciation	**1,076**	**44,046**
Depreciation/Depletion/Amortization	93	1,765
Net Profit (Loss) Before Other Income & Expenses	**(7,391)**	**27,924**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(23)	(74,210)
Interest Expense	145	6,118
Other Expense (attach schedule)	5,669	110,599
Net Profit (Loss) Before Reorganization Items	**(13,182)**	**(14,583)**
REORGANIZATION ITEMS		
Professional Fees [1]	1,011	8,819
U. S. Trustee Quarterly Fees	54	213
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(2)
Gain (Loss) from Sale of Equipment	(0)	(0)
Other Reorganization Expenses (attach schedule)	(0)	(0)
Total Reorganization Expenses	**1,065**	**9,030**
Income Taxes	0	0
Net Profit (Loss)	**($14,248)**	**($23,612)**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$160	$2,788
Outside D/C Labor	$2	$280
reclass ordinary pro fees to other	$32	$790
Over/Short	($16)	$68
Miscellaneous Operating Expens	$0	$105
Outside Services	$19	$297
Recruiting Fees and Expenses	$6	$42
Outside Service - Inventory	$0	$104
GIFT CARD FEES	($2)	$17
Theft	$4	$25
Outside Services - Remodel	$0	$10
Expense Accrual Reversal	($163)	($163)
Employee Relations and Trainin	$0	$1
Total Other Operational Expenses	$42	$4,364
Other Income		
Commission Income	$0	($197)
Gift Card Breakage	($23)	($23)
Non - Operating Income	($1)	($73,991)
	$0	$0
Total Other Income	($23)	($74,210)
Other Expenses		
Non - Operating Expense	($705)	$100,719
Reclass $800K Hillco Breakup Fee	$0	($800)
Gain or Loss on FA Disposition	$6,356	$10,451
Directors Fees	$18	$53
Check Authorization Fees	$0	$1
Transfer Agent Expense	$0	$10
Investor Relations	$0	$1
Commission Expense	$0	$163
Stockholder Service	$0	$2
Total Other Expenses	$5,669	$110,599
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	14,375	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	0	898
Notes Receivable	0	0
Inventories	0	95,238
Prepaid Expenses	2,910	2,235
Professional Retainers [(1)]	1,083	1,231
Other Current Assets (attach schedule)	3,161	1,523
TOTAL CURRENT ASSETS	**$21,529**	**$105,031**
PROPERTY AND EQUIPMENT		
Real Property and Improvements	23,700	26,959
Machinery and Equipment	405	405
Furniture, Fixtures and Office Equipment	21,419	54,986
Leasehold Improvements	1	8,145
Vehicles	331	642
Less Accumulated Depreciation	(28,785)	(60,393)
TOTAL PROPERTY & EQUIPMENT	**$17,070**	**$30,744**
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	1,355	5,671
TOTAL OTHER ASSETS	**$1,355**	**$5,671**
TOTAL ASSETS	**$39,954**	**$141,446**

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	4,602	0
Taxes Payable (refer to FORM MOR-4)	1,473	0
Wages Payable	90	0
Accrued Expenses (attach schedule)	(673)	0
Notes Payable	(0)	0
Rent / Leases - Building/Equipment	2,837	0
Secured Debt - WF/GA/DBT	(258)	0
Professional Fees	(0)	0
Amounts Due to Insiders*	(0)	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	**8,070**	**$0**
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	-	55,125
Secured Debt - 2nd Lien (Term)	5,000	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	1,990	6,875
Other Prepetition Liabilities (attach schedule)	49,734	63,397
Unsecured Debt	25,365	25,836
TOTAL PRE-PETITION LIABILITIES	**$90,293**	**$176,937**
TOTAL LIABILITIES	**$98,363**	**$176,937**
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	(0)	(0)
Owner's Equity Account	(0)	(0)
Retained Earnings - Pre-Petition	(128,645)	(129,339)
Retained Earnings - Postpetition	(23,612)	(0)
Adjustments to Owner Equity (attach schedule)	(0)	(0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	(0)	(0)
NET OWNER EQUITY	**($58,409)**	**($35,491)**
TOTAL LIABILITIES AND OWNERS' EQUITY	**$39,954**	**$141,446**

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	A/R - Independents	(1)	2
	A/R - Affinion Group	538	539
	A/R - Miscellaneous	102	202
	A/R Volume Discounts	0	14
	Due from Pension Fund	110	4
	Employee Signing Bonus A/R	0	26
	Insurance Claims Receivable	622	735
	SBLC Reserve (Held by Wells Fargo)	1,790	0
Total Current Other Assets		3,161	1,523
Other Assets			
	Utility Deposits	388	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	0	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	0	2,880
	Deferred Charges	453	2,077
	Chapter 11 Bankruptcy Deposits	30	0
	Other	0	0
Total Other Assets		1,355	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Pension Liabilities	41,811	41,600
	Post Retirement Benefits	3,033	3,062
	Workers Comp Reserves	1	2,655
	Accrued Rent Liability - ST	793	1,630
	Accrued Real Estate Taxes - LL	1,652	1,974
	Accrued Franchise Taxes	6	57
	Capital Lease Obligation	0	2,209
	Stepped Rent	0	1,975
	Unapplied Rent Credit	(0)	1,618
	Mdse Liability Reserves / Adjustments	713	4,824
	L/T Deferred Comp	1,002	1,070
	Accrued G/L Liability - ST	723	723
Total Other Prepetition Liabilities		49,734	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	Due to Liquidator	0	0
	Holding-A/P Warehouse	(2,233)	0
	AP Utilities	24	0
	Medical Ins	165	0
	Accrued Tax Balance	(0)	0
	Accrued Int NP	768	0
	Accounts Payable Other	187	0
	US Trustee Quarterly Fees	105	0
	Other	311	0
Total Accrued Expenses - Detail		(673)	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	115	148	167	7/7, 7/8, 7/14, 7/21, 7/22, 7/26, 7/28	EFT	95
FICA-Employee	19	139	165	7/7, 7/8, 7/14, 7/21, 7/22, 7/26, 7/28	EFT	-6
FICA-Employer	19	139	165	7/7, 7/8, 7/14, 7/21, 7/22, 7/26, 7/28	EFT	-6
Unemployment	0		0			0
Income	0		0			0
Other:__________	0		0			0
Total Federal Taxes	**153**	**426**	**496**			**83**
State and Local						
Withholding	-9	46	52	7/7, 7/8, 7/14, 7/21, 7/22, 7/26, 7/28	EFT	-15
Sales	2,464	621	2,793	7/15, 7/20, 8/3, 8/12	EFT	292
Excise	0		0			0
Unemployment	0		0			0
Real Property	951	0	-46	7/7, 7/29, 8/4	EFT	998
Personal Property	244	0	128	7/15, 8/3, 8/4	EFT	116
Other:__________	0		0			
Total State and Local	**3,651**	**667**	**2,928**			**1,390**
Total Taxes	**3,804**	**1,093**	**3,424**			**1,473**

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Current	0-30	31-60 (Number of Days Past Due)	61-90	Over 90	Total
Accounts Payable	0	4,602				4,602
Wages Payable		90				90
Taxes Payable		1,473				1,473
Rent/Leases-Building		2,837				2,837
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:__________						0
Other:__________						0
Total Postpetition Debts		**9,002**	**0**	**0**	**0**	**9,002**

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 07/03/16 - 07/30/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	2,469
+ Amounts billed during the period	7,268
- Amounts collected during the period	(9,737)
Total Accounts Receivable at the end of the reporting period	**0**
Accounts Receivable Aging	**Amount**
0 - 30 days old	0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**0**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**0**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Note 1: GOB sale approved as part of the financing Order.

De Minimis Assests Sold	Purchaser	Purchase Price	Significant terms of the sale agreement	Connections between the debtor and the purchaser	Payment	Deposit Date
2013 Kia Sorento	Steve McAnally	$ 5,319	Car	Employee	$ 5,319	7/5/2016
2014 Chevy Equinox	Mike Smith	$ 6,208	High mileage	Employee	$ 6,208	7/8/2016
Quilt Racks (6)	Clara Owens	$ 60	$10 per rack	Employee	$ 60	7/8/2016
2014 Ford Escape	Clara Owens	$ 5,273	High mileage	Employee	$ 5,273	7/15/2016
Fabric processing machines (2)	PHI Fabrics	$ 4,000	$1900 per machine & Misc Cardboard ($200)	Vendor	$ 4,000	7/21/2016
2013 Ford Escape	Rickey Donahue	$ 5,421	Hail Damaged	Employee	$ 5,421	7/25/2016
Dock Fans (3)	Jason Hall	$ 30	Cash	Employee	$ 30	7/21/2016
Company vehicles	McGee Farms	$ 6,408	2010 Dodge Journey ($2,000), 2009 Chevrolet Equinox ($2,100), 2008 Chevy Uplander ($1,008), 2008 Chevy Uplander ($848), & 2008 Chevy Uplander ($452)	None	$ 6,408	7/25/2016
Misc Cardboard	PHI Fabrics	$ 150		Vendor	$ 150	7/25/2016
Furniture	Jason Hall	$ 172	Metal bed ($92), TV ($40), & Dresser ($40)	Employee	$ 172	7/25/2016
Appliances	Kevin Coward	$ 100	Cash - Washer ($50) & Dryer ($50)	Employee	$ 100	7/25/2016
Ford Escape	Mike Smith	$ 6,137	Door & side damaged	Employee	$ 6,137	7/25/2016
Totals		**$ 39,278**			**$ 39,278**	

Hancock Fabrics
2015 P&L Allocation
(in dollars)

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Net Sales	269,710,160	248,567,492	13,783,991	-	7,358,677	-	-	-
COGS	161,369,217	140,899,207	7,500,765	-	4,969,235	-	9	-
Gross Margin	108,340,944	74,615,955	5,028,830	-	2,389,741	-	26,306,417	-
Store ops Expenses	115,592,738	95,064,177	5,621,492	-	2,950,085	(7,896,623)	29,082,696	(9,229,079)
General and Admin Expenses	12,189,378	6,596,304	113,726	-	316	3,317	5,472,398	3,317
Total Expenses	127,782,116	101,660,481	5,735,218	-	2,950,401	(7,893,307)	34,555,094	(9,225,762)
Total Net Income/(Loss)	(19,441,172)	(27,044,526)	(706,388)	-	(560,659)	7,893,307	(8,249,607)	9,225,762

Memo:

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Retail Salary & Wages (included in Store ops Exp)	33,132,479	29,915,659	1,792,489	-	690,871	-	733,410	-